SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 1997


                          BUCKHEAD AMERICA CORPORATION
               (Exact name of registrant as specified in charter)

                         Commission File Number 0-22132


          Delaware                                         58-2023732
(State or other jurisdiction of                (IRS Employer Identification No.)
       incorporation)




     4243 Dunwoody Club Drive,
           Suite 200                                             30350
        Atlanta, Georgia                                       (Zip Code)
(Address of principal executive offices)




        Registrant's telephone number including area code (770) 393-2662



  (Former name or former address, if changed since last report) Not Applicable





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ITEM 5.  OTHER EVENTS.

     Reference is hereby made to the Registrant's Registration Statement (No. 33-97046) on Form S-8 and Registration Statement (No. 333-05313) on Form S-3 filed with the Securities and Exchange Commission (the "Commission") on September 18, 1995 and June 5, 1996, respectively.

     The Registrant is filing this Current Form on Form 8-K to file the Consent of Independent Auditors' for the inclusion in the above referenced Registration Statements of, the accountants' report dated April 11, 1997 with respect to their audit of the financial statements of Hatfield Inn, Inc. contained in the Registrant's Preliminary Proxy Statement filed with the Commission concurrently herewith. The Consent of Independent Auditors is set forth in Exhibit 23.1 hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial Statements.

              Not applicable.

          (b) Pro Forma Financial Information.

              Not applicable.

          (c) Exhibits


Exhibit
Number                              Description

23.1                       Consent of KPMG Peat Marwick LLP




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BUCKHEAD AMERICA CORPORATION



Date:  April 25, 1997         By:/s/ Robert B. Lee
                                 Robert B. Lee, Vice President and Chief
                                 Financial Officer




428481.1

                                  EXHIBIT INDEX


Exhibit
Number                              Description

23.1                       Consent of KPMG Peat Marwick LLP



428481.1